EXHIBIT 32.1

                      CERTIFICATION OF SERVICE 1ST BANCORP
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 REGARDING QUARTERLY
            REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2007


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Service 1st Bancorp, a California corporation ("Bancorp"), does hereby certify that:

1. Bancorp's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Bancorp.




Date:  May 14, 2007                     By:     /s/ JOHN O. BROOKS
                                               ---------------------------------
                                                John O. Brooks
                                                Chief Executive Officer
                                                (Principal Executive Officer)

Date: May 14, 2007                      By:     /s/ ROBERT E. BLOCH
                                               ---------------------------------
                                                Robert E. Bloch
                                                Executive Vice President and
                                                Chief financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

     A signed original of this written statement required by Section 906 has been provided to Service 1st Bancorp and will be retained by Service 1st Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.